                                                                  EXECUTION COPY


                           SENIOR SUBSIDIARY GUARANTEE AGREEMENT dated as of
                  June 27, 2001, among each of the subsidiaries listed on
                  Schedule I hereto (each such subsidiary individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") of RITE AID CORPORATION, a Delaware corporation (the "Borrower"), and CITICORP USA, INC., a Delaware corporation, as senior collateral agent (the "Senior Collateral Agent") for the Senior Secured Parties.

         Reference is made to the Senior Credit Agreement dated as of June 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Senior Credit Facility"), among Rite Aid, as Borrower, the Senior Banks parties thereto, the Swingline Banks, the Issuing Banks, the Administrative Agent, the Senior Collateral Agent and the Syndication Agents. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Definitions Annex attached as Annex 2 hereto, and if not defined therein, as defined in or by reference to the Senior Credit Facility.

         The Senior Banks have agreed to make Loans to the Borrower, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Senior Credit Facility. Each of the Subsidiary Guarantors is a wholly owned Subsidiary of the Borrower and acknowledges that it will derive substantial benefit from the making of the Loans by the Senior Banks and the issuance of the Letters of Credit. The obligations of the Senior Banks to make Loans and of the Issuing Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Subsidiary Guarantors of a Senior Subsidiary Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Senior Banks to make Loans and the Issuing Banks to issue Letters of Credit, the Subsidiary Guarantors are willing to execute this Agreement.

         Accordingly, the parties hereto agree as follows:

         SECTION 1. Guarantee. Each Subsidiary Guarantor unconditionally guarantees, jointly with the other Subsidiary Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment of, and the due and punctual performance of, the Senior Bank Obligations and the 10.50% Note Obligations (together, the "Senior Obligations") and all obligations of the Borrower under any Senior Interest Rate Agreement. Each Subsidiary Guarantor agrees that the Senior Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Senior Obligation.

         Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Subsidiary Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greater of:

                  (a) the direct or indirect benefit to any Subsidiary Guarantor from the Loans and other extensions of credit under the Senior Debt Documents, and

                  (b) the greatest amount that would not render such Subsidiary Guarantor's obligations hereunder subject to avoidance under Section 548 of Title 11 of the United States Code or any comparable provisions of any applicable state law, after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under such laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor (x) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder, and
         (y) under any Guarantee of the Second Priority Debt Obligations) and after giving effect as assets to the value of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Subsidiary Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Subsidiary Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties (including the Senior Indemnity, Subrogation and Contribution Agreement).

         SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Subsidiary Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Senior Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of the Senior Collateral Agent or any other Senior Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Subsidiary Guarantor under the provisions of the Senior Credit Facility, any other Senior Debt Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Senior Debt Document, any Guarantee or any other agreement, including with respect to any other Subsidiary Guarantor under this Agreement or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Senior Collateral Agent or any other Senior Secured Party.

         SECTION 3. Security. Each of the Subsidiary Guarantors authorizes the Senior Collateral Agent and each of the other Senior Secured Parties, to (a) take and hold security for the payment of this Guarantee and the Senior Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other Subsidiary Guarantors or other Obligors.

         SECTION 4. Guarantee of Payment. Each Subsidiary Guarantor agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Senior Collateral Agent or any other Senior Secured Party to any of the security held for payment of the Senior Obligations or to any balance of any deposit account or credit on the books of the Senior Collateral Agent or any other Senior Secured Party in favor of the Borrower, any other Obligor or any other Person.

         SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Senior Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Senior Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Senior Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Senior Collateral Agent or any other Senior Secured Party to assert any claim or demand or to enforce any remedy under the Senior Credit Facility, any other Senior Debt Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Senior Obligations, or by any other act or omission that may or might in any manner or to


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any extent vary the risk of any Subsidiary Guarantor or that would otherwise operate as a discharge of each Subsidiary Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Senior Obligations).

         SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Subsidiary Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Senior Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Senior Obligations. The Senior Collateral Agent and the other Senior Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Senior Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder except to the extent the Senior Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Subsidiary Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Subsidiary Guarantor against the Borrower or any other Subsidiary Guarantor or guarantor, as the case may be, or any security.

         SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Senior Collateral Agent or any other Senior Secured Party has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Borrower or any other Obligor to pay any Senior Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Subsidiary Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Senior Collateral Agent or such other Senior Secured Party as designated thereby in cash the amount of such unpaid Senior Obligations. Upon payment by any Subsidiary Guarantor of any sums to the Senior Collateral Agent or any Senior Secured Party as provided above, all rights of such Subsidiary Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise, including pursuant to the Senior Indemnity, Subrogation and Contribution Agreement, shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Senior Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Subsidiary Guarantor is hereby subordinated in right of payment to the prior payment in full of the Senior Obligations. If any amount shall erroneously be paid to any Subsidiary Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Senior Secured Parties and shall forthwith be paid to the Senior Collateral Agent to be credited against the payment of the Senior Obligations, whether matured or unmatured, in accordance with the terms of the Senior Debt Documents.

         SECTION 8. Cash Collateralization of Letter of Credit Obligations. If any Event of Default shall occur and be continuing, each Subsidiary Guarantor agrees, jointly and severally, and in addition to its obligations under Section 1, on the Business Day on which the Borrower receives notice from the Administrative Agent or the Majority Revolving Credit Banks (or, if the maturity of the Loans has been accelerated, Revolving Credit Banks holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit) thereof and of the amount to be deposited, deposit in the L/C Cash Collateral Account, for the benefit of the Revolving Credit Banks, an amount in cash equal to the L/C Exposure as of such date. Such deposits shall be held by the Senior Collateral Agent


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as collateral for the payment and performance of the Senior Obligations. The
Senior Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Such deposits shall be invested in Temporary Cash Investments, to be selected by the Senior Collateral Agent in its sole discretion, and interest earned on such deposits shall be deposited in such account as additional collateral for the payment and performance of the Senior Obligations. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the Administrative Agent to reimburse the applicable Issuing Bank for L/C Disbursements for which it has not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Exposure at such time and (iii) if the maturity of the Loans has been accelerated be applied to satisfy other Senior Obligations. If a Subsidiary Guarantor is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to such Subsidiary Guarantor within three Business Days after all Events of Default have been cured or waived (or during a Cash Sweep Period, paid into the Citibank Concentration Account).

         SECTION 9. Information. Each of the Subsidiary Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Senior Obligations and the nature, scope and extent of the risks that such Subsidiary Guarantor assumes and incurs hereunder, and agrees that none of the Senior Collateral Agent or the other Senior Secured Parties will have any duty to advise any of the Subsidiary Guarantors of information known to it or any of them regarding such circumstances or risks.

         SECTION 10. Representations and Warranties. Each of the Subsidiary Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Senior Credit Facility are true and correct.

         SECTION 11. Termination. The Guarantees made hereunder (a) shall terminate on the Senior Obligation Payment Date and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Senior Obligations is rescinded or must otherwise be restored by any Senior Secured Party or any Subsidiary Guarantor upon the bankruptcy or reorganization of the Borrower, any Subsidiary Guarantor or otherwise.

         SECTION 12. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Subsidiary Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Subsidiary Guarantor when a counterpart hereof executed on behalf of such Subsidiary Guarantor shall have been delivered to the Senior Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Senior Collateral Agent, and thereafter shall be binding upon such Subsidiary Guarantor and the Senior Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Subsidiary Guarantor, the Senior Collateral Agent and the other Senior Secured Parties, and their respective successors and assigns, except that no Subsidiary Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Subsidiary Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by Section 5.23 of the Senior Credit Facility, such Subsidiary Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Subsidiary Guarantor and may be amended, modified, supplemented, waived or released with


                                        4

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respect to any Subsidiary Guarantor without the approval of any other Subsidiary
Guarantor and without affecting the obligations of any other Subsidiary
Guarantor hereunder.

         SECTION 13. Waivers; Amendment. (a) No failure or delay of the Senior Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Senior Collateral Agent hereunder and of the other Senior Secured Parties under the other Senior Debt Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be permitted by clause (b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Subsidiary Guarantors with respect to which such waiver, amendment or modification relates and the Senior Collateral Agent, with the prior written consent of the Majority Senior Parties, except as otherwise provided in the Senior Credit Facility.

         SECTION 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Senior Credit Facility and the relevant provision of the 10.50% Note Indenture. All communications and notices hereunder to each Subsidiary Guarantor shall be given to it in care of the Borrower, at the address of the Borrower specified in Annex 2 to the Senior Credit Facility.

         SECTION 16. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Subsidiary Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Senior Debt Document shall be considered to have been relied upon by the Senior Collateral Agent and the other Senior Secured Parties and shall survive the making by the Senior Banks of the Loans and the issuance of the Letters of Credit by the Issuing Banks regardless of any investigation made by the Senior Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Senior Debt Document is outstanding and unpaid or the L/C Exposure does not equal zero and as long as the Commitments and the L/C Commitment have not been terminated.

         (b) In the event any one or more of the provisions contained in this Agreement or in any other Senior Debt Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.


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         SECTION 17. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 12. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 18. Rules of Interpretation. The rules of interpretation specified in Section 1.05 of the Senior Credit Facility shall be applicable to this Agreement.

         SECTION 19. Jurisdiction; Consent to Service of Process. (a) Each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Senior Debt Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Senior Collateral Agent or any other Senior Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Senior Debt Documents against any Subsidiary Guarantor or its properties in the courts of any jurisdiction.

         (b) Each Subsidiary Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Senior Debt Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 20. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER SENIOR DEBT DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SENIOR DEBT DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

         SECTION 21. Additional Subsidiary Guarantors. Pursuant to Section 5.08 of the Senior Credit Facility, certain Domestic Subsidiaries of the Borrower that were not in existence on the date of the execution of Senior Credit Facility are required to enter into this Agreement as a Subsidiary Guarantor upon becoming a Subsidiary. Upon execution and delivery after the date


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hereof by the Senior Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any other Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

         SECTION 22. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Senior Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Debt at any time owing by such Senior Secured Party to or for the credit or the account of any Subsidiary Guarantor against any or all the obligations of such Subsidiary Guarantor now or hereafter existing under this Agreement and the other Senior Debt Documents held by such Senior Secured Party, irrespective of whether or not such Senior Secured Party shall have made any demand under this Agreement or any other Senior Debt Document and although such obligations may be unmatured and regardless of the adequacy of any Collateral. The rights of each Senior Secured Party under this
Section 22 are in addition to other rights and remedies (including other rights of setoff) which such Senior Secured Party may have.

         SECTION 23. Collateral Trust and Intercreditor Agreement. Each of the parties to this Agreement acknowledges and agrees, for the benefit of each other party to the Collateral Trust and Intercreditor Agreement, that notwithstanding anything herein to the contrary, the terms of this Agreement, and the rights and remedies of the parties hereto, are subject to the Collateral Trust and Intercreditor Agreement.




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



         IN WITNESS WHEREOF, the parties hereto have duly executed this Senior Subsidiary Guarantee Agreement as of the day and year first above written.

                                CITICORP USA, INC., as Senior Collateral Agent,

                                By________________________________
                                Name:
                                Title:


                                EACH OF THE SUBSIDIARIES LISTED ON
                                SCHEDULE I HERETO, as Grantors,

                                By________________________________
                                Name:
                                Title:

                                THRIFTY PAYLESS, INC., as Grantor,

                                By________________________________
                                Name:
                                Title:

                                                               Schedule I to the
                                           Senior Subsidiary Guarantee Agreement


                              Subsidiary Guarantors


112 Burleigh Avenue Norfolk, LLC
1515 West State Street Boise, Idaho, LLC
1525 Cortyou Road - Brooklyn Inc.
1740 Associates, LLC
3581 Carter Hill Road - Montgomery Corp.
4042 Warrensville Center Road - Warrensville Ohio, Inc.
5277 Associates, Inc.
537 Elm Street Corporation
5600 Superior Properties, Inc.
657-659 Broadway St. Corp.
764 South Broadway- Geneva, Ohio, LLC
Ann & Government Streets- Mobile, Alabama, LLC
Apex Drug Stores, Inc.
Baltimore/Annapolis Boulevard & Governor Richie Hwy-Glen Burnie, MD, LLC Broadview and Wallings -Broadview Heights Ohio, Inc.
Central Avenue and Main Street- Petal, MS, LLC
Dominion Action Four Corporation
Dominion Action One Corporation
Dominion Action Three Corporation
Dominion Action Two Corporation
Dominion Drug Stores Corporation
Drug Fair of PA, Inc.
Drug Fair, Inc.
Eagle Managed Care Corp.
Eighth and Water Streets- Ulrichsville, Ohio, LLC
England Street-Asheland Corporation
GDF, Inc.
Gettysburg and Hoover-Dayton, Ohio, LLC
Gratiot & Center- Saginaw Township, Michigan, LLC
Harco, Inc.
Jaime Nathan Travis Corporation
K&B Alabama Corporation
K&B Florida Corporation
K&B Louisiana Corporation
K&B Mississippi Corporation
K&B Services, Inc.
K&B Tennessee Corporation
K&B Texas Corporation
K&B Trainees, Inc.
K&B, Incorporated
Katz & Besthoff, Inc.
Keystone Centers, Inc.
Lakehurst and Broadway Corporation
Mayfield & Chillicothe Roads- Chesterland, LLC
Munson & Andrews LLC
Name Rite, LLC
Northline & Dix- Toledo- Southgate, LLC

Ocean Acquisition Corporation
P.L.D. Enterprises, Inc.
Patton Drive and Navy Boulevard Property Corporation
Paw Paw Lake Road & Paw Paw Avenue- Coloma, Michigan, LLC
PDS-1 Michigan, Inc.
Perry Distributors, Inc.
Perry Drug Stores, Inc.
PL Xpress, Inc.
Portfolio Medical Services, Inc.
Rack Rite Distributors, Inc.
Ram-Utica, Inc.
RDS Detroit, Inc.
Reads, Inc.
Rite Aid Drug Palace, Inc.
Rite Aid Hdqtrs. Corp.
Rite Aid of Alabama, Inc.
Rite Aid of Connecticut, Inc.
Rite Aid of Delaware, Inc.
Rite Aid of Florida, Inc.
Rite Aid of Georgia, Inc.
Rite Aid of Illinois, Inc.
Rite Aid of Indiana, Inc.
Rite Aid of Kentucky, Inc.
Rite Aid of Maine, Inc.
Rite Aid of Maryland, Inc.
Rite Aid of Massachusetts, Inc.
Rite Aid of Michigan, Inc.
Rite Aid of New Hampshire, Inc.
Rite Aid of New Jersey, Inc.
Rite Aid of New York, Inc.
Rite Aid of North Carolina, Inc.
Rite Aid of Ohio, Inc.
Rite Aid of Pennsylvania, Inc.
Rite Aid of South Carolina, Inc.
Rite Aid of Tennessee, Inc.
Rite Aid of Vermont, Inc.
Rite Aid of Virginia, Inc.
Rite Aid of Washington, D.C., Inc.
Rite Aid of West Virginia, Inc.
Rite Aid Realty Corp.
Rite Aid Rome Distribution Center, Inc.
Rite Aid Transport, Inc.
Rite Aid Venturer #1, Inc.
Rite Fund, Inc.
Rite Investments Corporation
RX Choice, Inc.
Script South
Seven Mile and Evergreen- Detroit, LLC
Silver Springs Road- Baltimore, Maryland/One, LLC
Silver Springs Road- Baltimore, Maryland/Two, LLC
Sophie One Corp.
State & Fortification Streets- Jackson, Mississippi, LLC
State Street and Hill Road- Gerard, Ohio, LLC

Super Distributors, Inc.
Super Ice Cream Suppliers, Inc.
Super Laboratories, Inc.
Super Pharmacy Network, Inc.
Super Tobacco Distributors, Inc
The Lane Drug Company
The Muir Company
Thrifty Corporation
Thrifty Payless, Inc
Thrifty Wilshire, Inc.
Tyler and Sanders Roads, Birmingham- Alabama, LLC
Virginia Corporation
W.R.A.C., Inc.
Fairground, LLC
Laverdiere's Enterprises, Inc.
Leader Drugs, Inc.

                                                                  Annex 1 to the
                                           Senior Subsidiary Guarantee Agreement


                           SUPPLEMENT NO. dated as of            , to the
                  Senior Subsidiary Guarantee Agreement dated as of June 27, 2001 (as the same may be amended, supplemented or otherwise modified from time to time, the "Senior Subsidiary Guarantee Agreement"), among each of the subsidiaries listed on Schedule I thereto (each such subsidiary individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") of RITE AID CORPORATION, a Delaware corporation (the "Borrower"), and CITICORP USA, INC., a Delaware corporation, as senior collateral agent (the "Senior Collateral Agent") for the Senior Secured Parties.

         A. Reference is made to the Senior Credit Agreement dated as of June 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Senior Credit Facility"), among Rite Aid, as Borrower, the Senior Banks parties thereto, the Swingline Banks, the Issuing Banks, the Senior Administrative Agent, the Senior Collateral Agent and the Syndication Agents.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Senior Subsidiary Guarantee Agreement, including the Definitions Annex and the Senior Credit Facility referred to therein.

         C. The Subsidiary Guarantors have entered into the Senior Subsidiary Guarantee Agreement in order to induce the Senior Banks to make Loans and the Issuing Banks to issue Letters of Credit. Pursuant to Section 5.08 of the Senior Credit Facility, certain Domestic Subsidiaries of the Borrower that were not in existence or not a Domestic Subsidiary on the date of the Senior Credit Facility are required to enter into the Senior Subsidiary Guarantee Agreement as a Subsidiary Guarantor upon becoming a Domestic Subsidiary. Section 21 of the Senior Subsidiary Guarantee Agreement provides that additional Subsidiaries of the Borrower may become Subsidiary Guarantors under the Senior Subsidiary Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Subsidiary Guarantor") is executing this Supplement in accordance with the requirements of the Senior Credit Facility to become a Subsidiary Guarantor under the Senior Subsidiary Guarantee Agreement in order to induce the Senior Banks to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Senior Collateral Agent and the New Subsidiary Guarantor agree as follows:

         SECTION 1. In accordance with Section 21 of the Senior Subsidiary Guarantee Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Senior Subsidiary Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Senior Subsidiary Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Senior Subsidiary Guarantee Agreement shall be deemed to include the New Subsidiary Guarantor. The Senior Subsidiary Guarantee Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Subsidiary Guarantor represents and warrants to the Senior Collateral Agent and the other Senior Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Senior Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Senior Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

         SECTION 4. Except as expressly supplemented hereby, the Senior Subsidiary Guarantee Agreement shall remain in full force and effect.

         SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Senior Subsidiary Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Senior Subsidiary Guarantee Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

         SECTION 8. The New Subsidiary Guarantor agrees to reimburse the Senior Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Senior Collateral Agent.


         IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Senior Collateral Agent have duly executed this Supplement to the Senior Subsidiary Guarantee Agreement as of the day and year first above written.


                               [NAME OF NEW SUBSIDIARY GUARANTOR],

                               By________________________________
                               Name:
                               Title:

                               CITICORP USA, INC., as Senior Collateral Agent,

                               By________________________________
                               Name:
                               Title:

                                                                      Annex 2 to
                                                           the Senior Subsidiary
                                                             Guarantee Agreement


                                DEFINITIONS ANNEX